INVESTOR PRESENTATION NYSE: GNTY 1ST QUARTER 2025

SAFE HARBOR STATEMENT ABOUT GUARANTY BANCSHARES, INC. Guaranty Bancshares, Inc. is the parent company for Guaranty Bank & Trust, N.A. Guaranty Bank & Trust has 33 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of March 31, 2025, Guaranty Bancshares, Inc. had total assets of $3.2 billion, total loans of $2.1 billion and total deposits of $2.7 billion. Visit www.gnty.com for more information. NON-GAAP FINANCIAL MEASURES Guaranty reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure.

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, and other risks and uncertainties listed from time to time in our reports and documents filed with the Securities and Exchange Commission. We can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and we do not intend, and assume no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

QUARTERLY HIGHLIGHTS Ty Abston CEO and Chairman of the Board Shalene Jacobson EVP and Chief Financial Officer

Q1 2025 – FINANCIAL RESULTS EARNINGS, ROAA AND NIM BALANCE SHEET NONINTEREST INCOME AND EXPENSE Total assets were $3.15 billion at Mar 31, 2025, compared to $3.12 billion at Dec 31, 2024 Total gross loans were $2.11 billion at Mar 31, 2025, compared to $2.13 billion at Dec 31, 2024 Gross loans decreased $23.0 million (1.1%) in 1Q25 Total deposits were $2.70 billion at Mar 31, 2025, compared to $2.69 billion at Dec 31, 2024 Total deposits increased $12.2 million (0.5%) in 1Q25 Total equity was $325.8 million at Mar 31, 2025, compared to $319.1 million at Dec 31, 2024 Paid cash dividend of $0.25/share in 1Q25, compared to $0.24 in each quarter in 2024 Noninterest income decreased by $693,000, or 12.1%, from $5.7 million in 4Q24 to $5.0 million in 1Q25, due to a decrease in other noninterest income of $858,000, or 57.9%. $651,000 of this difference resulted from a gain of $467,000 on the sale of the commercial ORE property in Austin, Texas during 4Q24 and a $184,000 loss on the sale of an ORE property in Fort Worth during 1Q25. Additionally, rental income decreased by $151,000 in 1Q25, also associated with the sale of commercial ORE property in Austin Noninterest expense increased $1.3 million, or 6.7%, from 4Q24 from a $1.2 million, or 10.8%, increase in employee compensation and benefits during 1Q25 compared to 4Q24 Efficiency ratio of 66.78% for 1Q25 compared to 62.23% for 4Q24 and 71.74% for 1Q24 Net earnings of $8.6 million during the quarter, compared to $10.0 million in 4Q24 and $6.7 million in 1Q24 Net earnings per basic share of $0.76 in 1Q25, compared to $0.88 in 4Q24 and $0.58 in 1Q24 ROAA of 1.13% and ROAE of 10.83% in 1Q25, compared to 1.27% and 12.68%, respectively, in 4Q24 Net interest margin (FTE) was 3.70% in 1Q25, compared to 3.54% in 4Q24 and 3.16% in 1Q24 Yield on total earning assets was 5.60% in 1Q25 and 4Q24, and was 5.50% in 1Q24 Average cost of total deposits was 1.96% in 1Q25, compared to 2.11% in 4Q24 and 2.23% in 1Q24** **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

ACL Reversal of provision for credit losses of $300,000 in 1Q25 Reversals in provision due to a reduction in gross loan balances and stable credit trends Minimal changes to qualitative factors Allowance for credit losses (ACL) coverage was 1.32% as of Mar 31 2025 and 1.33% as of Dec 31, 2024 LOAN PORTFOLIO & CREDIT QUALITY Gross loans decreased $23.0 million, or 1.1%, in 1Q25 due to lower borrower demand as customers seek greater economic certainty before starting new projects. However, pipeline is improving. Weighted average yield on new loan originations in 1Q25 was 7.45%, compared to 7.36% in 4Q24 Total loan yield was 6.38% in 1Q25, compared to 6.42% in 4Q24 and 6.21% in 1Q24 We have $262.9 million in fully floating loans with a weighted average yield of 7.91% We also have $340.7 million in loans with a weighted average yield of 6.36% that will reprice in the next 12 months. If rates and balances stay flat, those loans will have a weighted average yield of 7.42% in 12 months. We have a granular loan portfolio. As of Mar 31, 2025, we had 10,951 active loans with an average loan balance of $193,135 Nonperforming assets to total assets were 0.15% as of Mar 31, 2025, compared to 0.16% as of Dec 31, 2024 Net charge-offs were $125,000 in 1Q25, compared to $3,000 in 4Q24 and $110,000 in 1Q24 Net charge-offs to average loans were 0.02% in 1Q25, compared to 0.00% in 4Q24 and 0.02% in 1Q24 Nonaccrual loans were $4.8 million as of Mar 31, 2025 and $3.7 million as of Dec 31, 2024, or 0.23% and 0.17% of total loans, respectively Substandard loans at Mar 31, 2025 were $2.7 million, up slightly from $2.4 million at Dec 31, 2024 Q1 2025 – CREDIT & ACL INFO

DEPOSITS Granular deposits: 91,105 total deposit accounts with an average balance of $29,684 Uninsured deposits, excluding public funds and GNTY-owned accounts, are 26.7% of total deposits Total deposits increased by $12.2 million during 1Q25. Savings and money market account balances increased $19.6 million and DDA account balances increased $11.5 million, while time deposit balances decreased $18.9 million Loan-to-deposit ratio of 78.0% as of Mar 31, 2025 and 79.2% as of Dec 31, 2024 Noninterest-bearing deposits represent 31.3% of total deposits as of Mar 31, 2025, up from 31.1% as of Dec 31, 2024 Q1 2025 – DEPOSITS, LIQUIDITY & CAPITAL LIQUIDITY & INVESTMENTS Liquidity ratio* was 19.8% at Mar 31, 2025, compared to 10.6% at Mar 31, 2024 Total available contingent liquidity from all sources was $1.3 billion at Mar 31, 2025 Total net unrealized loss on investment securities was $41.7 million, comprised of $14.7 million AFS and $27.0 million HTM. Net of tax, total unrealized loss was $32.9 million, which was 9.8% of total equity before losses** Capital ratios remain strong. Total equity to average assets as of Mar 31, 2025 was 10.5% If we had to recognize our entire unrealized losses on both AFS and HTM securities, the ratio would be 9.8%** During 1Q25, we repurchased 127,537 shares of Company stock at an average price of $40.56 per share CAPITAL *Calculated as cash and cash equivalents and unpledged securities divided by total liabilities. **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

Q & A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Net Unrealized Loss on Securities, Tax Effected, as a Percentage of Total Equity (dollars in thousands) March 31, 2025 Total equity(1) $ 325,806 Less: net unrealized loss on HTM securities, tax effected (21,317) Total equity, including net unrealized loss on AFS and HTM securities $ 304,489 Net unrealized loss on AFS securities, tax effected 11,614 Net unrealized loss on HTM securities, tax effected 21,317 Net unrealized loss on AFS and HTM securities, tax effected $ 32,931 Net unrealized loss on securities as % of total equity(1) 10.1% Total equity before impact of unrealized losses $ 337,420 Net unrealized loss on securities as % of total equity before impact of unrealized losses 9.8% Total average assets $ 3,108,844 Total equity to average assets 10.5% Total equity, adjusted for tax effected net unrealized loss, to average assets 9.8% (1) Includes the net unrealized loss on AFS securities of $11.6 million, tax effected.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cost of Total Deposits Quarter Ended (dollars in thousands) March 31, 2025 December 31, 2024 March 31, 2024 Total average interest-bearing deposits $ 1,847,115 $ 1,855,713 $ 1,789,119 Adjustments: Noninterest-bearing deposits 822,324 842,655 823,638 Total average deposits $ 2,669,439 $ 2,698,368 $ 2,612,757 Total deposit-related interest expense $ 12,877 $ 14,301 $ 14,459 Average cost of interest-bearing deposits 2.83% 3.07% 3.25% Average cost of total deposits 1.96% 2.11% 2.23%